UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 14, 2010

BMB MUNAI, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
(Address of principal executive offices)

050051
(Zip code)

+7 (7272) 375-125
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 14, 2010 BMB Munai, Inc. issued a press release announcing that it has become eligible to exit accelerated filer status in accordance with Rule 12b-2 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.  Beginning with its Annual Report on Form 10-K for the fiscal year ended March 31, 2010 (“Annual Report”) the Company intends to begin filing its periodic reports in accordance with the timing guidelines established by the U.S. Securities and Exchange Commission (“SEC”) for non-accelerated filers.  Accordingly, the Company currently anticipates its Annual Report will be filed with the SEC on or before June 29, 2010.

A copy of the press release is attached as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release of BMB Munai, Inc., dated June 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: June 14, 2010	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer